MUNIHOLDINGS
                                                              FLORIDA INSURED
                                                              FUND IV

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              March 31, 1999

                      MuniHoldings Florida Insured Fund IV

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund IV has the ability to leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                            MuniHoldings Florida Insured Fund IV, March 31, 1999

DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings Florida Insured Fund IV. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income tax and give shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax by investing primarily in a portfolio of long-term, investment-grade Florida municipal obligations.

Since inception (January 29, 1999) through March 31, 1999, the Common Shares of MuniHoldings Florida Insured Fund IV had earned and unpaid dividends of $0.133 per share. This represents a net annualized yield of 5.24%, based on a month-end per share net asset value of $14.92. Over the same period, the total investment return on the Fund's Common Shares was -0.53%, based on a change in per share net asset value from $15.00 to $14.92.

For the period January 29, 1999 through March 31, 1999, the Fund's Preferred Shares had an average yield of 3.21% for Series A and 3.10% for Series B.

The Municipal Market Environment

Since the Fund's inception (January 29, 1999) through March 31, 1999, long-term tax-exempt revenue bond yields were little changed. However, long-term US Treasury bond yields were under significant pressure throughout the March period. Investors became increasingly concerned that the strong growth the US economy displayed during the fourth quarter of 1998 would continue into the first half of 1999. Continued strong US equity market performance also reduced investor interest in long-term fixed-income products. Furthermore, foreign economic growth, while clearly not expanding, appears to have stabilized. This reduced much of the strong "flight to quality" benefit the US Treasury market had enjoyed in recent quarters. These factors helped push US Treasury bond yields higher throughout the period. US Treasury bond yields rose 50 basis points (0.50%) to end the March period at 5.625%. Long-term municipal revenue bond yields rose less than 5 basis points to end the March period at 5.29% as measured by the Bond Buyer Revenue Bond Index.

The relative stability of the municipal bond market in recent months was largely the result of a return to a strong technical position within the tax-exempt market. For much of 1998, new long-term municipal bond issuance was significantly above recent historic trends. Additionally, the strong demand exerted by world equity markets also sapped much of the demand for tax-advantaged products. However, in recent months, a much stronger supply/ demand relationship has developed.

Over the last 12 months, nearly $275 billion in new long-term municipal bonds was issued, an increase of approximately 10% compared to the same period a year ago. As interest rates declined in recent quarters, it has become increasingly difficult for municipalities to generate the economic savings necessary for additional tax-free financings. Consequently, the pace of new bond issuance slowed in recent quarters. During the six months ended March 31, 1999, more than $125 billion in new long-term municipal securities was underwritten, a decrease of 6% compared to the same six-month period a year ago. During the quarter ended March 31, 1999, approximately $60 billion in new long-term tax-exempt bonds was issued, a decline of almost 20% compared to the quarter ended March 31, 1998.

Additionally, in January and February, tax-exempt bond holders received over $40 billion from coupon payments, bond maturities and proceeds from early bond redemptions. Consequently, retail investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999.

The recent relative outperformance of the municipal bond market has resulted in a decline in its recent historic high yield ratios. As recently as the end of 1998, long-term, A-rated municipal revenue bond yields were in excess of 100% of comparable US Treasury bond yields. At March 31, 1999, municipal bond yield ratios were approximately 95% of their taxable counterparts, still well above their recent historic average. During 1997, tax-exempt bond yield ratios averaged 84%. Should the current positive technical environment in municipal securities continue to improve, it is likely that tax-exempt bond yield ratios will return to more historic levels.

Looking ahead, the direction and intensity of the next move in interest rates is difficult to predict. In recent years, US bond yields tended to reach their annual peak sometime in April and move downward for the remainder of the year. However, such trends have been predicated on subsequent declines in US economic activity. Currently, there appears to be little indication of significant economic weakness going forward. On the other hand, by nearly every measure, inflation is well contained. Future indicators of inflation, such as the prices of gold and other commodities, are giving little evidence for any significant inflationary increase. Additionally, inflation-adjusted real rates of return are historically attractive to long-term investors. These factors suggest that fixed-income bond yields may trade in a relatively narrow range, centered around current levels, for a protracted period of time. Should the US economy weaken later this year, it is likely that bond yields will decline as they have in recent years.

Portfolio Strategy

Since its inception, we have focused on committing the Fund's initial proceeds in the long-term and intermediate-term maturity range of the Florida insured municipal market. Interest rates in the taxable arena, and to a much lesser degree in the municipal market, have risen since the Fund commenced operations. Therefore, we had to proceed carefully in making our initial investments in order to seek to protect the portfolio's net asset valuation. More of our initial investments were focused in shorter maturity municipal bonds than would otherwise be the case if the fixed-income market had been more stable. Our goal is to have the Fund invested while tempering the impact of rising interest rates so that Common Shareholders can begin to benefit from the higher yield that leverage can provide. (For an explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

As a result of inordinately tight credit quality spreads, we deliberately underweighted the Fund's exposure to uninsured bonds. Our portfolio currently reflects a balance of long-term and short-term holdings, with a high degree of credit quality. Once interest rates have stabilized, we plan to recommit a larger portion of Fund assets to longer-term, higher-yielding Florida bonds.

In Conclusion

We appreciate your investment in MuniHoldings Florida Insured Fund IV, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn
Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano
Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella
Robert A. DiMella
Vice President and Portfolio Manager


/s/ Robert D. Sneeden
Robert D. Sneeden
Vice President and Portfolio Manager

May 10, 1999

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund IV's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
HFA   Housing Finance Agency
IDA   Industrial Development Authority
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
VRDN  Variable Rate Demand Notes


                                     2 & 3

                            MuniHoldings Florida Insured Fund IV, March 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                          S&P   Moody's  Face                                                                         Value
STATE                   Ratings Ratings  Amount    Issue                                                            (Note 1a)
=============================================================================================================================
Florida--73.1%           NR*     Aaa    $ 2,375    Bay County, Florida, School Board, COP, 5% due
                                                   7/01/2023 (a)                                                     $  2,345
                         ----------------------------------------------------------------------------------------------------
                         A1+     Aa3      1,000    Dade County, Florida, IDA, Exempt Facilities,
                                                   Revenue Refunding Bonds (Florida Power & Light Co.),
                                                   VRDN, 2.90% due 6/01/2021 (g)                                        1,000
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,000    Dade County, Florida, Water and Sewer System
                                                   Revenue Bonds, 5.25% due 10/01/2026 (d)                             10,202
                         ----------------------------------------------------------------------------------------------------
                         NR*     Aaa      6,000    Duval County, Florida, HFA, S/F Mortgage Revenue
                                                   Bonds, AMT, 5.30% due 4/01/2029 (b)(c)(h                             6,010
                         ----------------------------------------------------------------------------------------------------
                         NR*     Aaa     10,000    Escambia County, Florida, HFA, S/F Mortgage
                                                   Revenue Refunding Bonds, Multi-County Program,
                                                   AMT, 5.20% due 4/01/2032 (b)(c)(e)(j)                                9,953
                         ----------------------------------------------------------------------------------------------------
                                                   Florida, HFA, Revenue Bonds (Willow Lake
                                                   Apartments), AMT, Series J-1 (a):
                         AAA     Aaa      3,750      5.35% due 7/01/2027                                                3,799
                         AAA     Aaa      6,000      5.45% due 1/01/2038                                                6,102
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,995    Florida State Turnpike Authority, Turnpike Revenue
                                                   Bonds, Series A, 5% due 7/01/2022 (f)                                9,913
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,200    Greater Orlando Aviation Authority, Florida,
                                                   Airport Facilities Revenue Bonds, AMT,
                                                   5.25% due 10/01/2023 (d)                                             5,246
                         ----------------------------------------------------------------------------------------------------
                         A-      Baa1     5,500    Highlands County, Florida, Health Facilities
                                                   Authority Revenue Bonds (Adventist Health
                                                   Systems),  5.25% due 11/15/2028                                      5,308
                         ----------------------------------------------------------------------------------------------------
                                                   Jacksonville, Florida, Excise Taxes Revenue
                                                   Refunding and Improvement Bonds, Series A (d):
                         AAA     Aaa      1,595      5% due 10/01/2017                                                  1,600
                         AAA     Aaa      1,970      5% due 10/01/2018                                                  1,973
                         AAA     Aaa      1,060      5% due 10/01/2019                                                  1,060
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000    Miami Beach, Florida, Parking Revenue Bonds,
                                                   5.125% due 9/01/2022 (f)                                             6,033
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,250    North Port, Florida, Utility Revenue Refunding
                                                   Bonds, 5% due 10/01/2018 (d)                                         4,250
                         ----------------------------------------------------------------------------------------------------
                                                   Orlando and Orange County Expressway Authority,
                                                   Florida, Expressway Revenue Refunding Bonds
                                                   (Junior Lien) (d):
                         AAA     Aaa      2,600      5% due 7/01/2017                                                   2,604
                         AAA     Aaa     13,250      5% due 7/01/2021                                                  13,161
                         ----------------------------------------------------------------------------------------------------
                                                   Pinellas County, Florida, HFA, S/F Housing Revenue
                                                   Bonds (Multi-County Program), AMT, Series A-1 (b)(c):
                         NR*     Aaa      1,375      5.20% due 9/01/2021                                                1,366
                         NR*     Aaa      2,750      5.25% due 9/01/2025                                                2,738
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000    Pinellas County, Florida, Sewer Revenue Refunding
                                                   Bonds, 5% due 10/01/2024 (d)                                         5,957
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,000    Polk County, Florida, School Board, COP, Series A,
                                                   5% due 1/01/2020 (f)                                                 8,965
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,375    Port Saint Lucie, Florida, Utility Revenue
                                                   Refunding and Improvement Bonds, Series A,
                                                   5.125% due 9/01/2027 (e)                                             4,401
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000    Saint John's River Management District, Florida,
                                                   Land Acquisition Revenue Refunding Bonds,
                                                   5.125% due 7/01/2016 (f)                                             5,052
                         ----------------------------------------------------------------------------------------------------
                         NR*     Aaa      9,500    Sarasota County, Florida, Public Hospital Board
                                                   Revenue Refunding Bonds, RITR, Series 99,
                                                   7.615% due 7/01/2028 (e)(i)                                         10,767
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000    Sunrise, Florida, Utility System Revenue Refunding
                                                   Bonds, 5.20% due 10/01/2022 (a)                                      6,133
                         ----------------------------------------------------------------------------------------------------
                         NR*     Aaa      5,965    Tampa, Florida, Solid Waste System Revenue
                                                   Refunding Bonds (McKay Bay Refuse-to-Energy),
                                                   AMT, Series B, 5.25% due 10/01/2016 (a)                              6,094
                         ----------------------------------------------------------------------------------------------------
                         NR*     Aaa      7,500    Tampa, Florida, Sports Authority Revenue Bonds,
                                                   RITR, Series 98, 7.115% due 1/01/2027 (e)(i)                         7,785
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,575    Tampa-Hillsborough County, Florida, Expressway
                                                   Authority Revenue Bonds, 5% due 7/01/2022 (a)                        7,523
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,115    Tampa-Hillsborough County, Florida, Expressway
                                                   Authority, Revenue Refunding Bonds,
                                                   5.125% due 7/01/2019 (a)                                             3,135
=============================================================================================================================
Illinois--13.0%           AAA     Aaa      7,500   Chicago, Illinois, Sales Tax Revenue Refunding
                                                   Bonds, 5.25% due 1/01/2028 (d)                                       7,531
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa     15,000    Chicago, Illinois, Water Revenue Refunding Bonds,
                                                   5.25% due 11/01/2027 (d)                                            15,060
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000    Illinois Educational Facilities Authority, Revenue
                                                   Refunding Bonds (Illinois Institute of Technology),
                                                   5.25% due 12/01/2025 (a)                                             6,024
=============================================================================================================================
Massachusetts--3.7%       AAA     Aaa      8,000   Massachusetts State Turnpike Authority,
                                                   Metropolitan Highway System Revenue Bonds,
                                                   Sub-Series A, 5.25% due 1/01/2029 (a)                                8,098
=============================================================================================================================
Mississippi--1.7%         NR*     P1       3,600   Perry County, Mississippi, PCR, Refunding (Leaf
                                                   River Forest Project), VRDN, 3% due 3/01/2002 (g)                    3,600
=============================================================================================================================
Tennessee--1.6%           AAA     Aaa      3,640   Harpeth Valley Utilities District, Tennessee,
                                                   Utilities Improvement Revenue Bonds,
                                                   Series A, 5% due 9/01/2028 (e)                                       3,596
=============================================================================================================================
Texas--3.6%               A1+     NR*      2,900    Harris County, Texas, Health Facilities Development
                                                   Corporation, Hospital Revenue Refunding  Bonds
                                                   (Methodist Hospital), VRDN, 2.90% due 12/01/2025 (g)                 2,900
                         ----------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000    Texas State Turnpike Authority, Dallas North
                                                   Thruway Revenue Bonds (President George Bush
                                                   Turnpike), 5.25% due 1/01/2023 (d)                                   5,038
=============================================================================================================================
                         Total Investments (Cost--$213,374)--96.7%                                                    212,322

                         Variation Margin on Financial Futures Contracts**--0.1%                                           98

                         Other Assets Less Liabilities--3.2%                                                            7,069
                                                                                                                     --------
                         Net Assets--100.0%                                                                          $219,489
                                                                                                                     ========
=============================================================================================================================

(a)   AMBAC Insured.
(b)   FNMA Collateralized.
(c)   GNMA Collateralized.
(d)   FGIC Insured.
(e)   MBIA Insured.
(f)   FSA Insured.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
(h)   FHA Insured.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
(j) All or a portion of security held as collateral in connection with open financial futures contracts.

 * Not Rated.

** Financial futures contracts sold as of March 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                  (in Thousands)
--------------------------------------------------------------------------------
Number of                                    Expiration               Value
Contracts            Issue         Exchange     Date             (Notes 1a & 1b)
--------------------------------------------------------------------------------
  185         US Treasury Bonds     BZW      June 1999              $22,304
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$22,454)                                     $22,304
                                                                    =======
--------------------------------------------------------------------------------

See Notes to Financial Statements.


                                     4 & 5

                            MuniHoldings Florida Insured Fund IV, March 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of March 31, 1999
====================================================================================================================================
Assets:              Investments, at value (identified cost--$213,373,532) (Note 1a)............                        $212,322,376
                     Cash.......................................................................                              85,945
                     Receivables:
                       Securities sold..........................................................     $  4,695,595
                       Interest.................................................................        2,704,140
                       Variation margin (Note 1b)...............................................           98,281
                       Investment adviser (Note 2)..............................................           18,896          7,516,912
                                                                                                     ------------
                     Prepaid expenses and other assets..........................................                              18,250
                                                                                                                        ------------
                     Total assets...............................................................                         219,943,483
                                                                                                                        ------------
====================================================================================================================================
Liabilities:         Payables:
                       Offering costs (Note 1e).................................................          379,514
                       Dividends to shareholders (Note 1f)......................................           37,408            416,922
                                                                                                     ------------
                     Accrued expenses and other liabilities.....................................                              37,208
                                                                                                                        ------------
                     Total liabilities..........................................................                             454,130
                                                                                                                        ------------
====================================================================================================================================
Net Assets:          Net assets.................................................................                        $219,489,353
                                                                                                                        ============
====================================================================================================================================
Capital:             Capital Shares (unlimited number of shares of beneficial
                     interest authorized) (Note 4):
                       Preferred Shares, par value $.10 per share (3,340 shares
                       of AMPS* issued and outstanding at $25,000 per share
                       liquidation preference)..................................................                        $ 83,500,000
                       Common Shares, par value $.10 per share (9,116,667 shares
                       issued and outstanding) .................................................     $    911,667
                     Paid-in capital in excess of par...........................................      134,785,971
                     Undistributed investment income--net.......................................        1,203,774
                     Accumulated realized capital losses on investments--net....................          (11,216)
                     Unrealized depreciation on investments--net................................         (900,843)
                                                                                                     ------------
                     Total--Equivalent to $14.92 net asset value per Common Share
                     (market price--$15.25) ....................................................                         135,989,353
                                                                                                                        ------------
                     Total capital..............................................................                        $219,489,353
                                                                                                                        ============
====================================================================================================================================

            *Auction Market Preferred Shares.

             See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Period January 29, 1999+ to March 31, 1999
====================================================================================================================================
Investment           Interest and amortization of premium and discount earned...................                       $  1,517,650
Income (Note 1d):
====================================================================================================================================
Expenses:            Investment advisory fees (Note 2)..........................................         $153,780
                     Commission fees (Note 4)...................................................           24,909
                     Accounting services (Note 2)...............................................            8,056
                     Transfer agent fees........................................................            5,069
                     Professional fees..........................................................            5,061
                     Trustees' fees and expenses................................................            3,668
                     Listing fees...............................................................            2,161
                     Custodian fees.............................................................            2,097
                     Printing and shareholder reports...........................................            1,423
                     Pricing fees...............................................................              792
                     Other......................................................................            1,180
                                                                                                         --------
                     Total expenses before reimbursement........................................          208,196
                     Reimbursement of expenses (Note 2).........................................         (172,676)
                                                                                                         --------
                     Total expenses after reimbursement.........................................                             35,520
                                                                                                                          ---------
                     Investment income--net.....................................................                          1,482,130
                                                                                                                          ---------
====================================================================================================================================
Realized &        Realized loss on investments--net.............................................                            (11,216)
Unrealized Loss   Unrealized depreciation on investments--net...................................                           (900,843)
on Investments--                                                                                                          ---------
Net (Notes 1b,    Net Increase in Net Assets Resulting from Operations..........................                          $ 570,071
1d & 3):                                                                                                                  =========
====================================================================================================================================

            +Commencement of operations.

             See Notes to Financial Statements.


                                      6 & 7

                            MuniHoldings Florida Insured Fund IV, March 31, 1999

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        For the Period
                                                                                                       Jan. 29, 1999+ to
                        Increase (Decrease) in Net Assets:                                              March 31, 1999
========================================================================================================================
Operations:             Investment income--net ........................................................   $    1,482,130
                        Realized loss on investments--net .............................................         (11,216)
                        Unrealized depreciation on investments--net ...................................        (900,843)
                                                                                                          -------------
                        Net increase in net assets resulting from operations ..........................         570,071
                                                                                                          -------------
========================================================================================================================
Dividends to            Investment income--net to Preferred Shareholders ..............................        (278,356)
Shareholders                                                                                              -------------
(Note 1f):
========================================================================================================================
Beneficial Interest     Proceeds from issuance of Common Shares .                                           136,650,000
Transactions            Proceeds from issuance of Preferred Shares ....................................      83,500,000
(Notes 1e & 4):         Offering costs resulting from the issuance of Common Shares ...................        (260,117)
                        Offering and underwriting costs resulting from the issuance of Preferred Shares        (792,250)
                                                                                                          -------------
                        Net increase in net assets derived from beneficial interest transactions ......     219,097,633
                                                                                                          -------------
========================================================================================================================
Net Assets:             Total increase in net assets ..................................................     219,389,348
                        Beginning of period ...........................................................         100,005
                                                                                                          -------------
                        End of period* ................................................................   $ 219,489,353
                                                                                                          =============
========================================================================================================================
                       *Undistributed investment income--net ..........................................   $   1,203,774
                                                                                                          =============
========================================================================================================================

            +Commencement of operations.

             See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                       The following per share data and ratios have been derived
                       from information provided in the financial statements.          For the Period
                                                                                      Jan. 29, 1999+ to
                       Increase (Decrease) in Net Asset Value:                         March 31, 1999
=======================================================================================================
Per Share              Net asset value, beginning of period ............................    $     15.00
Operating                                                                                  -----------
Performance:            Investment income--net ..........................................           .16
                        Realized and unrealized loss on investments--net ................          (.09)
                                                                                            -----------
                        Total from investment operations ................................           .07
                                                                                            -----------
                        Capital charge resulting from issuance of Common Shares .........          (.03)
                                                                                            -----------
                        Effect of Preferred Share activity:++
                          Dividends to Preferred Shareholders:
                           Investment income--net .......................................          (.03)
                          Capital charge resulting from issuance of Preferred Shares ....          (.09)
                                                                                            -----------
                        Total effect of Preferred Share activity ........................          (.12)
                                                                                            -----------
                        Net asset value, end of period ..................................   $     14.92
                                                                                            ===========
                        Market price per share, end of period ...........................   $     15.25
                                                                                            ===========
=======================================================================================================
Total Investment        Based on market price per share .................................          1.67%+++
Return:**                                                                                   ===========
                        Based on net asset value per share ..............................          (.53%)+++
                                                                                            ===========
=======================================================================================================
Ratios to Average       Expenses, net of reimbursement ..................................           .13%*
Net Assets:***                                                                              ===========
                        Expenses ........................................................           .74%*
                                                                                            ===========
                        Investment income--net ..........................................          5.30%*
                                                                                            ===========
=======================================================================================================
Supplemental            Net assets, net of Preferred Shares, end of period (in thousands)   $   135,989
Data:                                                                                       ===========
                        Preferred Shares outstanding, end of period (in thousands) ......   $    83,500
                                                                                            ===========
                        Portfolio turnover ..............................................         23.78%
                                                                                            ===========
=======================================================================================================
Leverage:               Asset coverage per $1,000 .......................................   $     2,629
                                                                                            ===========
=======================================================================================================
Dividends Per           Series A--Investment income--net ................................   $        90
Share on Preferred                                                                          ===========
Shares Outstanding:     Series B--Investment income--net ................................   $        76
                                                                                            ===========
=======================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Do not reflect the effect of dividends to Preferred Shareholders.
+     Commencement of operations.
++    The Fund's Preferred Shares were issued on February 22, 1999.
+++   Aggregate total investment return.

      See Notes to Financial Statements.


                                      8 & 9

                            MuniHoldings Florida Insured Fund IV, March 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund IV (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on January 29, 1999 the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Shares on January 13, 1999, to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFR. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the period January 29, 1999 to March 31, 1999, FAM earned fees of $153,780, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $18,896.

During the period January 29, 1999 to March 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $626,250 in connection with the issuance of the Fund's Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period January 29, 1999 to March 31, 1999 were $239,930,482 and $33,727,570, respectively.

Net realized gains (losses) for the period January 29, 1999 to March 31, 1999 and net unrealized gains (losses) as of March 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                Realized          Unrealized
                                              Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ....................    $  (312,626)       $(1,051,156)
Financial futures contracts ..............        301,410            150,313
                                              -----------        -----------
Total ....................................    $   (11,216)       $  (900,843)
                                              ===========        ===========
--------------------------------------------------------------------------------

As of March 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,051,156, of which $124,047 related to appreciated securities and $1,175,203 related to depreciated securities. The aggregate cost of investments at March 31, 1999 for Federal income tax purposes was $213,373,532.

4. Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.


                                     10 & 11

                            MuniHoldings Florida Insured Fund IV, March 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

Common Shares

Shares issued and outstanding during the period January 29, 1999 to March 31, 1999 increased by 9,110,000 from shares sold.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at March 31, 1999 were for Series A, 3.27% and Series B, 3.45%.

In connection with the offering of AMPS, the Board of Trustees reclassified 3,340 shares of unissued beneficial interest as AMPS.

Shares issued and outstanding during the period January 29, 1999 to March 31, 1999 increased by 3,340 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period January 29, 1999 to March 31, 1999, MLPF&S earned $15,875 as commissions.

5. Subsequent Event:

On April 8, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.132816 per share, payable on April 29, 1999 to shareholders of record as of April 22, 1999.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                     12 & 13

                            MuniHoldings Florida Insured Fund IV, March 31, 1999

QUALITY PROFILE

The quality ratings of securities in the Fund as of March 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................    90.9%
A/A ...............................................................     2.4
Other+ ............................................................     3.4
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Jr., Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents:

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
IBJ Whitehall Bank and Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MFR

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Florida Insured Fund IV for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida
Insured Fund IV
Box 9011
Princeton, NJ
08543-9011                                                          FLINS4--3/99

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